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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 23, 2003

                                 EDO CORPORATION
             (Exact name of Registrant as specified in its charter)

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
             NEW YORK                              3812                       11-0707740
  (State or Other Jurisdiction         (Primary Standard Industrial        (I.R.S. Employer
of Incorporation or Organization)       Classification Code Number)       Identification No.)
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                         60 East 42nd Street, 42nd Floor
                               New York, NY 10165
                                  212.716.2000
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

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                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        This current report on Form 8-K is being filed to add a footnote to the Company's Consolidated Financial Statements containing condensed consolidating financial information for the Registrant's subsidiaries which are expected to guarantee the indebtedness the Registrant may issue pursuant to its shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on December 23, 2003.

        No other changes to the previously filed financial information have been made other than the elimination of a subtotal in the earnings per share section on the statement of earnings not required to be presented.

      (c)   Exhibits

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
      23.1    Consent of Independent Auditors.

      99.1 EDO Corporation Consolidated Audited Balance Sheets as of December 31, 2002 and 2001, and the related Consolidated Audited Statements of Earnings, Shareholders' Equity and Cash Flows for each of the three years in the period ended December 31, 2002.

      99.2 EDO Corporation Consolidated Balance Sheet as of September 27, 2003 (Unaudited) and the Consolidated Balance Sheet as of December 31, 2002, and the related Consolidated Unaudited Statements of Earnings for the three and nine month periods ended September 27, 2003 and September 28, 2002, and the Consolidated Unaudited Statement of Cash Flows for the nine month periods ended September 27, 2003 and September 28, 2002.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EDO CORPORATION

                                         By: /s/ Frederic B. Bassett
                                             ----------------------------------
                                         Name:  Frederic B. Bassett
                                         Title: Vice President - Finance

Date:   December 23, 2003
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                                  EXHIBIT INDEX

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
      23.1    Consent of Independent Auditors.

      99.1 EDO Corporation Consolidated Audited Balance Sheets as of December 31, 2002 and 2001, and the related Consolidated Audited Statements of Earnings, Shareholders' Equity and Cash Flows for each of the three years in the period ended December 31, 2002.

      99.2 EDO Corporation Consolidated Balance Sheet as of September 27, 2003 (Unaudited) and the Consolidated Balance Sheet as of December 31, 2002, and the related Consolidated Unaudited Statements of Earnings for the three and nine month periods ended September 27, 2003 and September 28, 2002, and the Consolidated Unaudited Statement of Cash Flows for the nine month periods ended September 27, 2003 and September 28, 2002.
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